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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2000
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                           HEALTHCARE PROPERTIES, L.P.
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             (Exact name of registrant as specified in its charter)



          Delaware                       0-17695                 62-1317327
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

14160 Dallas Parkway, Suite 300, Dallas, Texas                     75240
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (972) 770-5600
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                                (Not Applicable)
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(Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits
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(a)      Financial Statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         16    Statement from KPMG LLP regarding change in certifying accountant


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 8, 2000          HEALTHCARE PROPERTIES, L.P.


                               By: CAPITAL REALTY GROUP SENIOR HOUSING, INC. General Partner

                               By:     /s/ Robert L. Langford
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                                       Robert L. Langford
                                       President



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